Member FDIC

Exhibit 99.2

SouthernFirst

FOURTH QUARTER 2024 INVESTOR PRESENTATION

January 28, 2025

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected interest and non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

SOUTHERN FIRST BANCSHARES, INC.



Greensboro
Raleigh
Charlotte
NORTH CAROLINA
SOUTH CAROLINA
Greenville
Columbia
Summerville
Charleston
Atlanta
GEORGIA

CORPORATE PROFILE

Authentic relationship banking with 25 years of service excellence

- $4.1 Billion – Total Assets
- $3.6 Billion – Total Loans
- $3.4 Billion – Total Deposits
- Solid Capital Levels
  - Tier 1 RBC of 11.16%
  - Consistent TBV growth
- Outstanding Asset Quality
  - NPAs of 0.27%
- Efficient, High-Powered Banking Model
  - 12 banking offices located in 8 of the most dynamic and fastest growing Southeast metro markets
  - ~300 associates

OUR PHILOSOPHY

Our Mission
Our mission is to impact lives in the communities we serve.

Our Culture
We focus on the things that matter most: family, community, and teamwork.

Our Purpose
We exist to enable dreams, earn trust, and exceed expectations.

PERFORMANCE SUMMARY


Earnings Per Share
$0.80
$0.60
$0.40
$0.20
$0.51
$0.31
$0.37
$0.54
$0.70
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024


Return on Average Assets
0.60%
0.50%
0.40%
0.30%
0.20%
0.40%
0.25%
0.29%
0.43%
0.54%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024


Net Interest Margin
2.30%
2.20%
2.10%
2.00%
1.90%
1.92%
1.94%
1.98%
2.08%
2.25%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024


Book Value Per Share
$41.00
$40.00
$39.00
$38.00
$38.63
$38.65
$39.09
$40.04
$40.47
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024

INVESTMENT CONSIDERATIONS

Located in dynamic, high growth **southeastern metro markets**

Culture of **exceptional long-term relationship banking**

History of **above-peer organic growth** with exceptional credit metrics

Highly-efficient cost structure

Solid capital ratios with **consistent tangible book value growth**

Experienced management team with **success operating through cycles**

HIGH-GROWTH METRO MARKETS

SFST's % of Total Deposits


Greenville, SC
Charleston, SC
Atlanta, GA
Columbia, SC
Raleigh, NC
Greensboro, NC

MSA	Year Entered	Offices	SFST's % of Total Deposits	2025 Population (Actual)	'20 - '25 Pop. Change %	'25 - '30 Proj. Pop. Growth	'25 - '30 Proj. HHI. Growth %
Greenville, SC	2000	4	48.72%	1,001,499	7.9	6.4	6.3
Charleston, SC [(1)]	2012	3	19.96%	876,962	9.7	7.4	10.1
Atlanta, GA	2017	1	12.19%	6,421,346	5.2	4.4	7.7
Columbia, SC	2007	1	9.16%	874,647	5.5	4.6	7.7
Raleigh, NC	2016	1	5.37%	1,555,961	10.0	7.4	11.8
Greensboro, NC	2018	1	3.04%	798,793	2.9	2.7	7.0
Charlotte, NC	2021	1	1.58%	2,822,670	8.7	6.6	10.3
MSA Totals		**12**		**14,411,878**			
Wtd. Avg. SFST MSAs					**7.7**	**6.1**	**7.7**
National Average					**1.2**	**2.4**	**8.8**

Source: S&P Global Markets; (1) Charleston MSA includes the city of Summerville, SC, which SFST entered in 2018

FINANCIAL HIGHLIGHTS – Q4 2024

- Net income of $5.6 million and diluted earnings per common share of $0.70, up 30% over Q3 2024 and 37% compared to Q4 2023
- Total loans of $3.6 billion and total deposits of $3.4 billion
- Nonperforming assets to total assets of 0.27% and past due loans to total loans of 0.25%
- Net interest margin of 2.25%, compared to 2.08% for Q3 2024 and 1.92% for Q4 2023
- Book value per common share of $40.47 and TCE ratio of 8.08%

LOAN & DEPOSIT COMPOSITION – Q4 2024


Construction
0.6%
Other
1.2%
Home equity
5.6%
Owner occupied RE
17.9%
Real estate
31.1%
Total Loans
$3.63 Billion
Non-owner occupied RE
25.5%
Business
15.3%
Construction
2.8%
Commercial, 61.5%
Consumer, 38.5%


Wholesale CDs
22.4%
Non-Interest Bearing Checking
20.2%
Interest-Bearing Checking
9.1%
Retail CDs
5.6%
Total Deposits
$3.44 Billion
Savings
0.9%
Money Market
41.8%

*Total loans excludes mortgage loans held for sale.

ASSET QUALITY

Nonperforming assets/total assets



0.65%
0.45%
0.25%
0.05%
0.10%
0.09%
0.27%
0.28%
0.27%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024

- NPA ratio was modestly down and there were nominal charge-offs, as asset quality remains a source of strength.
- NPAs mainly consisted of two Assisted Living-related credits addressed in prior quarters; credit exposure in this area remained limited and well-performing.
- All major credit performance metrics compared favorably to peers and our historical performance.

Net charge-offs (recoveries)/average loans* (YTD Annualized)



0.50%
0.30%
0.10%
-0.10%
0.00%
0.03%
0.07%
0.05%
0.04%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024

Loans 30 days or more past due/loans*



0.80%
0.60%
0.40%
0.20%
0.00%
0.37%
0.36%
0.30%
0.16%
0.25%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024

*Excludes mortgage loans held for sale.

OFFICE PORTFOLIO

Non-Owner Occupied Office Exposure


$48 million
$47 million
$135 million
Medical Office
Office - Multiple Tenant
Office - Single Tenant

Q4 2024 Portfolio Characteristics	
Total Credit Exposure	$231 million
% of Total Loans	5.3%
Average Loan Size	$1.4 million
Median Loan Size	$600 thousand
Largest Loan Size	$10.0 million
30+ Days Past Due	None
Special Mention	None
Substandard Accruing	None
Nonaccruals	None

BALANCE SHEET TRENDS



Loans
$3.70
$3.50
$3.30
$3.10
Billions
5.40%
5.20%
5.00%
4.80%
$3.60
$3.64
$3.62
$3.62
$3.63
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Loans
Loan Yield



Core Deposits
$2.90
$2.70
$2.50
$2.30
Billions
2.80%
2.60%
2.40%
2.20%
2.00%
$2.81
$2.81
$2.79
$2.71
$2.66
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Core Deposits
Core Deposit Rate

- Balance sheet is well-positioned for the interest rate and business environment
  - We expect $2.5 billion in deposits will reprice in 2025; approximately $1.2 billion, less than half that amount, in assets will reprice
- Core deposit rates decreased from 2.75% in Q1 2024 to 2.60% last quarter to 2.33% in Q4 2024
- Decreased municipal deposit balances by approximately $150 million over the past two quarters due to rate considerations
- Loan yield has remained relatively stable; run-off has been offset with loan production at higher yields
- Funding costs have been actively managed through strategic deposit initiatives

Note: Total loans excludes mortgage loans held for sale; core deposits includes all transaction accounts and time deposits, less than $250,000

MORTGAGE ACTIVITY TRENDS



Mortgages Closed
$ in millions
2.8%
3.3%
3.0%
3.1%
2.5%
$52
$34
$22
$36
$82
$65
$57
$49
$53
$41
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Mortgages closed
Loans sold
Gain on sale %



Mortgage Locks – Purchase vs. Refinance
86%
14%
90%
10%
95%
5%
94%
6%
88%
12%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Purchase
Refinance

- Closings were down modestly to $53 million compared to $57 million in Q3 2024 and flat compared to Q4 2023
- Sold $41 million loans in Q4 2024, up $7 million from $34 million sold in Q4 2023; we intentionally increased our portfolio mortgage loans this quarter
- Purchase volume remained the primary driver of originations at 88% of the total

CAPITAL RATIOS

Holding Company Capital Ratios: [1]	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023
Total risk-based capital ratio	**12.70%**	12.61%	12.77%	12.59%	12.57%
Tier 1 risk-based capital ratio	**11.16%**	10.99%	10.80%	10.63%	10.60%
Leverage ratio	**8.55%**	8.50%	8.27%	8.43%	8.14%
Common equity tier 1 ratio [2]	**10.75%**	10.58%	10.39%	10.22%	10.19%
Tangible common equity [3]	**8.08%**	7.82%	7.76%	7.68%	7.70%

- Regulatory capital ratios have steadily increased on average and can support desired stability and growth
- Repaid $11.5 million of subordinated debt during Q3 2024 to mitigate the negative impact from an impending increase to a higher floating rate
  - The debt instrument is approaching maturity, resulting in diminishing tier 2 capital treatment

(1) December 31, 2024 ratios are preliminary.
(2) The common equity tier 1 ratio is calculated as the sum of common equity divided by risk-weighted assets.
(3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets.

FOCUSED ON PERFORMANCE OPPORTUNITIES

Financial Management Opportunities

- Continue to strengthen the balance sheet through high-quality, profitable growth and capital accretion
- Balance current earnings improvement decisions with long-term balance sheet management considerations
- Execute on prudent action steps to increase net interest margin and maintain expense discipline
- Seek to optimize loan, deposit and wholesale pricing
- Reduce loan-to-deposit ratio

Strategic Opportunities

- Focused on growing core deposits and increasing loan relationships with the prudent underwriting standards we are known for
- Remain consistent to our philosophy of relationship banking and organic growth, one client at a time

OUR CULTURE OF SUCCESS

Relationship driven with a focus on **exceptional service** and **authentic hospitality**

Embrace **technology** and the evolution of our industry

Committed to **organic growth** versus M&A

Superb at managing risk - credit risk and enterprise risks

Highly efficient delivery – branch light footprint

Located in major metro, high-growth **Southeastern markets**

Dedicated to an entrepreneurial, team-focused **culture** that results in strong career satisfaction

Utilizes a **strong mortgage component** to augment noninterest income

Proven and **driven leadership team**

Member FDIC

SouthernFirst